SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):  March 17, 1998

                               TOKHEIM CORPORATION
                     -------------------------------------
               Exact Name of Registrant as Specified in Charter


          Indiana                     1-6018                  35-0712500
----------------------------       -----------          ------------------
(State or Other Jurisdiction       (Commission              (IRS Employer
    of Incorporation)              File Number)         Identification No.)



 10501 Corporate Drive, Fort Wayne, IN                               46845
 ---------------------------------------------------               ---------
(Address of Principal Executive Office)                            (Zip Code)


 Registrant's telephone number, including area code (219)-470-4600

                                      N/A
                ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



      ITEM 5.  OTHER EVENTS

      Attached is the Exhibit 5 opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois) filed in connection with the Registration Statement on Form S-3 (File No. 333-46351) of Tokheim Corporation.




                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



                                 TOKHEIM CORPORATION
                                 ----------------------------------------
                                 Registrant



 Date:  March 17, 1998          By: /S/  Douglas K. Pinner
                                   --------------------------------------
                                   Douglas K. Pinner
                                   Chairman, President and Chief Executive
                                     Officer


 Date:  March 17, 1998         By: /S/  John A. Negovetich
                                   ---------------------------------------
                                   John A. Negovetich
                                   Executive Vice President, Finance and
                                     Administration


                                 EXHIBIT INDEX


 Exhibit
 Number         Description

 5 Exhibit 5 opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois) filed in connection with the Registration Statement on Form S-3 (File No. 333-46351) of Tokheim Corporation.